T. Rowe Price Target Retirement 2040 Fund

Supplement to Summary Prospectus Dated October 1, 2015

The following information supplements the summary prospectus for the T. Rowe Price Target Retirement 2040 Fund (Fund).

On July 27, 2015, the Board of Directors (Board) of the T. Rowe Price Target Retirement Funds approved amending the Fund’s Investment Management Agreement to change its overall expense structure. In addition to Board approval, the proposed amendment to the Fund’s Investment Management Agreement requires approval by the Fund’s shareholders to become effective. Only shareholders of the Fund as of the close of business on August 4, 2015, the “record date,” are entitled to vote on the proposal. Proxy materials and voting instructions were mailed beginning on August 17, 2015, to allow shareholders to vote prior to a special shareholder meeting to be held on October 20, 2015.

The Fund currently operates pursuant to a Special Servicing Agreement and an exemptive order issued by the SEC that permits the Fund to pass on its direct operating expenses to the underlying T. Rowe Price funds in which the Fund invests, and such underlying funds then bear their allocable share of the Fund’s operating expenses. This arrangement is described in further detail on pages 106-107 of the Fund’s prospectus under the section entitled “Special Servicing Agreements.”

Under the proposal, the Fund’s Investment Management Agreement would be amended to remove the requirement to pay Fund expenses in accordance with the Special Servicing Agreement, which would result in the Fund no longer passing through its operating expenses to the underlying funds and instead bearing its own operating expenses. If approved by shareholders, the Fund would also begin investing in the I Classes of underlying funds in place of the Investor Classes of underlying funds. The I Class has lower overall expenses and should result in less acquired fund fees and expenses being borne by the Fund. Since the change to the expense structure will cause the Fund to bear its own operating expenses, T. Rowe Price, with the Board’s approval, has agreed to implement a contractual expense limitation to ensure that the Fund’s total expense ratio resulting from the change is equal to or less than its current expense ratio. The contractual expense ratio limitation would be effective until at least September 30, 2018, and may be extended with the approval of the Board beyond that date.

If the proposed amendment to the Fund’s Investment Management Agreement is approved by the Fund’s shareholders, it is expected that the change to the Fund’s overall expense structure, implementation of the contractual expense limitation, and transition from the Fund’s underlying investments in Investor Class shares to the I Class shares of the same funds (with the same allocations) will become effective on or around December 1, 2015.

The date of this supplement is October 1, 2015.

F196-041-S 10/1/15